FIRST AMENDMENT TO DEPOSIT ACCOUNT PLEDGE AGREEMENT THIS FIRST AMENDMENT TO DEPOSIT ACCOUNT PLEDGE AGREEMENT (this “First Amendment”) is made and entered into as of October 24, 2022, by and between HALO, PURELY FOR PETS, INC., a Delaware corporation (“Pledgor”), and OLD PLANK TRAIL COMMUNITY BANK, N.A., a national banking association (“Lender”). W I T N E S S E T H: WHEREAS, prior hereto, Lender provided certain loans, extensions of credit and other financial accommodations to Pledgor pursuant to (a) that certain Loan and Security Agreement dated as of January 6, 2021, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 13, 2021, that certain Second Amendment to Loan and Security Agreement dated as of March 25, 2022, and that certain Third Amendment to Loan and Security Agreement of even date herewith (the “Third Amendment to Loan Agreement”), each by and between Lender and Pledgor, as may be further amended or restated from time to time (collectively, the “Loan Agreement”), (b) that certain Deposit Account Pledge Agreement dated as of August 13, 2021, by and between Pledgor and Lender (the “Pledge Agreement”), and (c) the other documents, agreements and instruments referenced in the Loan Agreement or executed and delivered pursuant thereto; WHEREAS, Pledgor has requested that Lender provide certain additional financial accommodations to Pledgor pursuant to the Third Amendment to Loan Agreement (the “Additional Financial Accommodations”); and WHEREAS, Lender is willing to provide the Additional Financial Accommodations, but solely on the terms and subject to the provisions set forth in the Third Amendment to Loan Agreement, this First Amendment and the other agreements, documents and instruments referenced therein or executed and delivered pursuant thereto. NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Pledgor hereby agree to amend the Pledge Agreement on the terms set forth in this First Amendment. I. Definitions. Except as expressly set forth in this First Amendment, all terms which have an initial capital letter where not required by the rules of grammar are defined in Loan Agreement or the Pledge Agreement. II. Amendment to Pledge Agreement. A. Effective as of the date of this First Amendment, the fourth paragraph of the Pledge Agreement which is titled “Required Pledge Amount” is hereby amended by deleting such paragraph in its entirety and substituting therefor the following: “Required Pledge Amount. The term “Required Pledge Amount” in this

-2- Agreement means an amount equal to $6,300,000.00. Pledgor covenants and agrees to deposit or otherwise maintain in the Account at all times the Required Pledge Amount.” III. Conditions Precedent. Lender’s obligation to provide the Additional Financial Accommodations to Pledgor is subject to the full and timely performance and satisfaction of the following covenants and conditions: A. Pledgor executing and delivering, or causing to be executed and delivered to Lender, the following documents, each of which shall be in form and substance acceptable to Lender: (i) this First Amendment; and (ii) such other agreements, documents and instruments as the Lender may reasonably request. B. No Event of Default or Unmatured Event of Default exists under the Loan Agreement or the Pledge Agreement, as amended by this First Amendment. IV. Conflict. If, and to the extent, the terms and provisions of this First Amendment contradict or conflict with the terms and provisions of the Pledge Agreement, the terms and provisions of this First Amendment shall govern and control; provided, however, to the extent the terms and provisions of this First Amendment do not contradict or conflict with the terms and provisions of the Pledge Agreement, the Pledge Agreement, as amended by this First Amendment, shall remain in and have its intended full force and effect, and Lender and Pledgor each hereby affirms, confirms and ratifies the same. V. Severability. Wherever possible, each provision of this First Amendment shall be interpreted in such manner as to be valid and enforceable under applicable law, but if any provision of this First Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, such provision shall be severed herefrom and such invalidity or unenforceability shall not affect any other provision of this First Amendment, the balance of which shall remain in and have its intended full force and effect. Provided, however, if such provision may be modified so as to be valid and enforceable as a matter of law, such provision shall be deemed to be modified so as to be valid and enforceable to the maximum extent permitted by law. VI. Reaffirmation. Pledgor hereby reaffirms and remakes all of the representations, warranties, covenants, duties, obligations and liabilities contained in the Pledge Agreement, as amended hereby.

-3- VII. Fees, Costs and Expenses. Pledgor agrees to pay, upon demand, all fees, costs and expenses of Lender, including, but not limited to, a loan fee and reasonable attorneys’ fees, in connection with the Additional Financial Accommodations provided hereunder and the preparation, execution, delivery and administration of this First Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or pursuant hereto. VIII. Choice of Law. This First Amendment has been delivered and accepted in Chicago, Illinois, and shall be governed by and construed in accordance with the laws of the State of Illinois, regardless of the laws that might otherwise govern under applicable principles of conflicts of law as to all matters, including matters of validity, construction, effect, performance and remedies. IX. Counterparts. This First Amendment may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or email transmitted executed counterpart to this First Amendment and the other agreements, documents and instruments executed in connection herewith will be deemed an acceptable original for purposes of consummating this First Amendment and such other agreements, documents and instruments; provided, however, Pledgor shall be required to deliver to Lender original executed signature pages in substitution for said facsimile or email transmitted signature pages upon Lender’s request therefor. X. Waiver of Jury Trial. PLEDGOR AND LENDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY. XI. Waiver of Claims. IN CONSIDERATION OF THE LENDER’S EXECUTION AND DELIVERY OF THIS FIRST AMENDMENT, AND EXCEPTING CAUSES OF ACTION OR CLAIMS FOR LENDER’S WILLFUL MISCONDUCT, PLEDGOR HEREBY WAIVES, RELEASES AND FOREVER DISCHARGES THE LENDER, ITS PREDECESSORS, PARENTS, SUBSIDIARIES, AFFILIATES, AGENTS, EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, ATTORNEYS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, AND EACH OF THEM, OF AND FROM ANY AND ALL CLAIMS, DEMANDS, COUNTERCLAIMS, SET-OFFS, DEFENSES, DEBTS, OBLIGATIONS, COSTS, EXPENSES, ACTIONS, CAUSES OF ACTION AND DAMAGES OF EVERY KIND, NATURE AND DESCRIPTION WHATSOEVER, KNOWN OR UNKNOWN, FORESEEABLE OR UNFORESEEABLE, LIQUIDATED OR UNLIQUIDATED, AND INSURED OR UNINSURED, WHICH PLEDGOR HERETOFORE, NOW OR FROM TIME TO TIME HEREAFTER OWNS, HOLDS OR HAS BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, ARISING ON OR BEFORE THE DATE OF THIS FIRST AMENDMENT FROM, RELATING TO OR IN CONNECTION WITH THE PLEDGE AGREEMENT AS AMENDED HEREBY, THE LOANS, ANY OF THE OTHER LOAN DOCUMENTS, THE LIABILITIES, ANY COLLATERAL FOR THE LIABILITIES AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EVIDENCING ANY OF THE FOREGOING. [signature page follows]